                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                      ----------------------------------
                                   FORM 8-K



             Current Report Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 May 13, 1997



                      SafeGuard Health Enterprises, Inc.
            ------------------------------------------------------
            (Exact Name of registrant as specified in its charter)



            Delaware                      0-12050               52-1528581
            --------                      -------               ----------
  (State or other jurisdiction          (Commission            (IRS Employer
       of incorporation)                File Number)        Identification No.)




    505 North Euclid Street, P. O. Box 3210, Anaheim, California 92803-3210
    -----------------------------------------------------------------------
             (Address of principal executive offices)            (Zip Code)



      Registrant's telephone number, including area code:  (714) 778-1005
                                                           --------------

     Item 2.  Acquisition or Disposition of Assets

     On May 13, 1997, SafeGuard Health Enterprises, Inc. ("Enterprises" or the "Company"), announced that it had completed the acquisition of all the issued and outstanding shares of Advantage Dental HealthPlans, Inc., and its affiliated entities (collectively referred to as "Advantage"), which are privately held dental managed care companies operating in Florida, Missouri, Kansas, Illinois, Ohio, Georgia, Delaware and the District of Columbia, for total consideration of approximately Ten Million Dollars ($10,000,000). A copy of the Press Release issued in connection with this acquisition is attached hereto and marked as Exhibit "A".

     Pursuant to the terms of the definitive Stock Purchase Agreement dated as of November 25, 1996, as amended, a copy of which is attached hereto and marked as Exhibit "B", by and among the Company, Advantage and Tim Donoho, the beneficial and record owner of all of the issued and outstanding capital stock of Advantage, Enterprises will pay Nine Million Dollars ($9,000,000) for all of the outstanding Advantage Shares.

     The Company will also pay Mr. Donoho an aggregate sum of One Million Dollars ($1,000,000) as consideration for Mr. Donoho entering into a five (5) year Non-Competition Agreement by and between Mr. Donoho and the Company.

     Enterprises financed the acquisition of all of the Advantage Shares and the Non-Competition Agreement by and between Mr. Donoho and the Company, through a Promissory Note, a copy of which is attached hereto and marked as Exhibit "C", and a cash payment of $550,000.

     The acquisition of Advantage by Enterprises was subject to the Missouri Department of Insurance's and the Treasurer and Insurance Commissioner of the State of Florida's approval. On January 17, 1997, the Director of Insurance of the State of Missouri executed an Official Order approving the acquisition of control of Advantage by Enterprises, a copy of which is attached hereto and
marked as Exhibit "D".   Whereas, on May 9, 1997, the Treasurer and Insurance
Commissioner of the State of Florida executed an Official Order approving the acquisition of control of Advantage by Enterprises, a copy of which is attached hereto and marked as Exhibit "E".

     Item 7.  Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired
         -----------------------------------------

     The following financial statements of Advantage for the unaudited three (3) months ended March 31, 1997, and the audited financial statements for the years ended December 31, 1996 and 1995, and independent auditors' report are filed as Exhibit "F" attached hereto:

I.    Unaudited Financial Statements

   1. Unaudited Combined balance sheets as of March 31, 1997;

   2. Unaudited Combined Statement of Income for the three (3) months ended March 31, 1997;

   3. Unaudited Combined Statement of Stockholders Equity for the period ended March 31, 1997;

   4. Unaudited Combined Statements of Cash Flows for three (3) months ended March 31, 1997; and

   5. Unaudited notes to combined financial statements for the three (3) months ended March 31, 1997.

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

II.  Audited Financial Statements

     1.  Audited combined balance sheets as of December 31, 1996 and 1995;

     2. Audited Combined Statement of Income for the years ended December 31, 1996 and 1995;

     3. Audited Combined Statement of Stockholders Equity for the years ended December 31, 1996 and 1995;

     4. Audited Combined Statements of Cash Flows for the years ended December 31, 1996 and 1995; and

     5. Audited notes to combined financial statements for the years ended December 31, 1996 and 1995.

     (b) Pro Forma Financial Information
         -------------------------------

     The following pro forma financial statements of Enterprises are filed as Exhibit "G" and attached hereto:

     1. Unaudited pro forma condensed consolidated financial statements of Enterprises as of and for the three (3) months ended March 31, 1997, and the year ended December 31, 1996;

         (i) Pro forma consolidated unaudited balance sheet as of March 31, 1997;

         (ii) Pro forma consolidated unaudited statement of operations for the three (3) months ended March 31, 1997;

         (iii) Pro forma consolidated unaudited statement of operations for the year ended December 31, 1996; and

         (iv)  Notes to pro forma consolidated unaudited financial statements.

     (c)  Exhibits
          --------

     1. Unaudited combined financial statements of Advantage for the three (3) months ended March 31, 1997, the audited financial statements for the years ended December 31, 1996 and 1995, and independent auditors' report (Exhibit "F" attached hereto); and

     2. Unaudited pro forma condensed consolidated financial statements of SafeGuard Health Enterprises, Inc., for the three (3) months ended March 31, 1997, and the year ended December 31, 1996 (Exhibit "G" attached hereto).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             SAFEGUARD HEALTH ENTERPRISES, INC.


                             By:  JOHN E. COX
                                  -------------------------------------
                                  JOHN E. COX
                                  President and Chief Operating Officer


DATE: May ___, 1997          By:  RONALD I. BRENDZEL
                                  -------------------------------------
                                  RONALD I. BRENDZEL, J.D.
                                  Senior Vice President and Secretary

                                 EXHIBIT LIST
                                 ------------

Document                                                                 Exhibit
--------                                                                 -------

Press Release..........................................................     A

Stock Purchase Agreement Dated as of November 25, 1996,
and Amendment Thereto Between Advantage and Enterprises
[excluding schedules and exhibits]/1/..................................     B

Form of Promissory Note................................................     C

Official Order of the Director of the Department of Insurance
of the State of Missouri...............................................     D

Official Order of the Treasurer and Insurance Commissioner of
the State of Florida...................................................     E

Financial Statements of Advantage Dental Health Plans, Inc.............     F

  I.   Unaudited Financial Statements
       ------------------------------

    .  Unaudited combined balance sheets as of March 31, 1997;

    . Unaudited Combined Statement of Income for the three (3) months ended March 31, 1997;

    . Unaudited Combined Statement of Stockholders Equity for the period ended March 31, 1997;

    . Unaudited Combined Statements of Cash Flows for three (3) months ended March 31, 1997; and

    .  Unaudited notes to combined financial statements for the three
       (3) months ended March 31, 1996.

 II.   Audited Financial Statements
       ----------------------------

    .  Audited combined balance sheets as of December 31, 1996 and 1995;

    .  Audited Combined Statement of Income for the years ended December 31,
       1996 and 1995;

    .  Audited Combined Statement of Stockholders Equity for the years ended
       December 31, 1996 and 1995;

    .  Audited Combined Statements of Cash Flows for the years ended December
       31, 1996 and 1995; and

    .  Audited notes to combined financial statements for the years ended
       December 31, 1996 and 1995.


---------------
/1/ Enterprises agrees to furnish a supplemental copy of the schedules and exhibits to the Securities Exchange Commission upon request.



Unaudited Pro Forma Condensed Consolidated Financial
Statements of Enterprises as of and for the Three (3) Months
Ended March 31, 1997, and the Year Ended
December 31, 1996....................................................     G

    . Pro forma consolidated unaudited balance sheet as of March 31, 1997;

    . Pro forma consolidated unaudited statement of operations for the three (3) months ended March 31, 1997;

    . Pro forma consolidated unaudited statement of operations for the year ended December 31, 1996; and

    .  Notes to pro forma consolidated unaudited financial statements.


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